                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 5, 2002
                                                         ----------------


                             Paradigm Genetics, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)



     Delaware                      0-30365                   56-2047837
     --------                      -------                   ----------
 (State or other                 (Commission                (IRS Employer
 jurisdiction of                 File Number)               Identification No.)
  incorporation)


        108 Alexander Drive, Research Triangle Park, North Carolina   27709
        -----------------------------------------------------------   -----
               (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (919) 425-3000
                                                           --------------

Item 5.   Other Events.
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          On November 5, 2002, the Registrant publicly disseminated a press release. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Paradigm Genetics, Inc.
                                           -----------------------
                                           (Registrant)



Date: November 6, 2002                     /s/ Heinrich Gugger
                                           -----------------------------------
                                           Heinrich Gugger
                                           President and Chief Executive Officer

Date: November 6, 2002                     /s/ Andrew L. Graham
                                           -----------------------------------
                                           Andrew L. Graham
                                           Chief Accounting Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                             Sequential
Number               Description                                    Page Number
------               -----------                                    -----------

99.1                 The Registrant's Press Release                 5
                     dated November 5, 2002